BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated October 3, 2017 to

the Summary Prospectuses, each dated April 28, 2017, as supplemented to date

Effective January 1, 2018, the following changes are made to the Fund’s Summary Prospectuses:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Managed Income Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Fredericks	2016	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2016	Managing Director of BlackRock, Inc.
Alex Shingler, CFA	2016	Managing Director of BlackRock, Inc.
Thomas Musmanno, CFA	2016	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

ALLPRO-MIF-1017SUP